UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 2, 2004

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification No.)

2838 Woodside Street
Dallas, Texas 75204

(Address of principal executive offices) (Zip Code)

(918) 492-7272

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

On July 2, 2004, Energy Transfer Partners, L.P. (the “Partnership”) issued a press release announcing that the underwriters in its recently completed public offering had exercised their option to acquire 675,000 Common Units at the offering price of $39.20. A copy of the press release dated July 2, 2004 is attached as an exhibit to this report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

The following Exhibits are filed herewith:

Exhibit Number 99.1 — Press Release dated July 2, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
By:	U.S. Propane L.P., General Partner
By:	U.S. Propane L.L.C., General Partner

Date: July 2, 2004	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 2, 2004